SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2005

                         Commission File number 0-31757
                                                -------


                            GLEN MANOR RESOURCES INC.
               (Exact name of registrant as specified in charter)

                   Nevada                                 98-0233452
 --------------------------------------------        -------------------
 (State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                       Identification No.)

 5910 South University Blvd. C-18, Box 222
 Greenwood, Colorado                                       80121
 -----------------------------------                       -----
 (Address of principal executive offices)                (Zip Code)

                                  720-232-7296
             ------------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
             ------------------------------------------------------
      (Former name, address, and fiscal year, if changed since last report)



                                       N/A
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

On January 31, 2005, based upon the recommendation of and approval by our board of directors, Glen manor Resources, Inc. (the "Company") dismissed Madsen & Associates, CPA's Inc. ("Madsen & Associates") as its independent auditor and engaged Jewett Schwartz & Associates CPA to serve as its independent auditor for the fiscal year ending October 31, 2004. Madsen & Associates' reports on the Company's financial statements for each of the fiscal year ended October 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, however, the audit reports contained going concern qualifications.

During the year ended October 31, 2003, there were no disagreements with Madsen & Associates on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Madsen & Associates' satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's financial statements for such years.

In addition, the Company believes there were no reportable events as defined in
Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has provided Madsen & Associates with a copy of the foregoing statements and requested that Madsen & Associates provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of Madsen & Associates' letter, dated February 11, 2005, is filed as an Exhibit to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GLEN MANOR RESOURCES, INC.


                                                     By: /s/ J. Dean Burden
                                                        ------------------------
                                                     Name:  J. Dean Burden
                                                     Title:   President


Dated:  March 8, 2005